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                                                                   EXHIBIT 10.50


[logo]  B.P. ROP  BANQUE POPULAIRE
B.P.ROP
                                                     Saint Quentin en Yvelines
                                                     October 20, 2000


MANAGEMENT OF SERVICES FOR                           ROWECOM FRANCE
BUSINESSES AND PROFESSIONALS                         Rue de la Prairie
Our ref: KC/NF - Tel: 01.30.14.67.20                 VILLEBON SUR YVETTE
                                                     91 762 PALAISEAU Cedex


ATTN: MR. PRUDHON


         Dear Sirs:

         In reference to our recent discussions.

         We are confirming the agreement of our institution for the establishment of the credits below for the company Rowecom France:

         CASH:

         Amount          : FRF 5,000,000

         Rate            : Eonia + 0.50%

         Guarantee       : Transfer of invoices in the context of the Dailly Law

         Duration        : Undetermined


         INVOLVEMENT IN THE 2000/2001 SEASONAL CREDIT:

         Form            : Cash credit by notes
                           Drawing terms: 1 month

         Amount          : 45,000,000 francs

         Rate            : Euribor for the period + 0.50%


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         Guarantee       : Transfer of invoices in the context of the Dailly Law

         Duration        : 4 months, from 11/15/2000 to 3/15/2001

         The integration of the operating business assets in the company Rowecom France is a prior condition for the establishment of these types of credit.

         This offer is valid one month from this day. We must be informed of its acceptance within this period by the return of a copy of this document duly signed.

         We remain available for any additional information you may require.

         Sincerely,


         [signature]                                          [signature]
         Nicolas Frankewitz                                   Michel Jarde





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    BANK ACCOUNT INFORMATION  ROWECOM FRANCE
                              RUE DE LA PRAIRIE
                              VILLEBON SUR YVETTE

      ----------------------
                              91762 PALAISEAU CEDEX
          [illegible]
      ----------------------  --------------------------------------------------

                              BPROP MONTIGNY BX ENTREP

                                                    Domicile
                              --------------------------------------------------

                              --------------------------------------------------
                              18707       00082       06521062951     42

                              Bank        Branch      Account No.     RIB key
                              --------------------------------------------------
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